UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

 Exchange Act of 1934

Filed by the registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use
☑	Definitive Proxy Statement		of the Commission Only
☐	Definitive Additional Materials		(as permitted by Rule
☐	Soliciting Material under Rule 14a-12		14a-6(e)(2))

DERYCZ SCIENTIFIC, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing party:

(4)	Date filed:

DERYCZ SCIENTIFIC, INC.

5435 Balboa Boulevard, Suite 202

Encino, CA 91316

(310) 477-0354

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 15, 2012

TO THE STOCKHOLDERS OF DERYCZ SCIENTIFIC, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Derycz Scientific, Inc., a Nevada corporation (the “Company”), to be held on November 15, 2012, at 11:00 a.m. Pacific time, at our corporate headquarters, located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

At the Annual Meeting, stockholders will be asked to consider and act upon the following matters:

1.	To elect five (5) members of the Board of Directors;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent accountants for the fiscal year ending June 30, 2013;

3.	To approve an amendment to the Derycz Scientific, Inc. 2007 Equity Compensation Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted thereunder from 1,500,000 to 3,000,000; and

4.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

Our Board of Directors has fixed October 15, 2012 as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting and any postponement or adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for 10 days prior to the Annual Meeting.

We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

October 29, 2012	By Order of the Board of Directors

Peter Derycz Chief Executive Officer, President and Chairman of the Board

1

DERYCZ SCIENTIFIC, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD NOVEMBER 15, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Derycz Scientific, Inc., a Nevada corporation (we, us or our), for use at the annual meeting of stockholders to be held on November 15, 2012, at 11:00 a.m. Pacific Time, or the Annual Meeting, at our corporate headquarters, located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316. Accompanying this Proxy Statement is our Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

We will bear the expense of this solicitation of proxies. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of our company may solicit proxies by telephone, electronic mail or personal calls. We may also engage a proxy solicitation firm on terms and at costs reasonably acceptable to our Board of Directors. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by those persons and we will reimburse them for their reasonable expenses incurred in this regard.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, our Board of Directors knows of no other business that may be presented for consideration at the Annual Meeting. All proxies which are properly completed, signed and returned to us prior to the Annual Meeting and which have not been revoked will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke its proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote its shares in person, provided that if a stockholder holds its shares in street name, such stockholder may vote its shares in person at the Annual Meeting only if it obtains a proxy, executed in its favor, from the record holder. If any other business properly comes before the Annual Meeting, votes will be cast pursuant to those proxies in respect of any other business in accordance with the judgment of the persons acting under those proxies.

Our principal executive offices are located at 5435 Balboa Boulevard, Suite 202, Encino, California 91316. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about October 29, 2012.

OUTSTANDING SECURITIES AND VOTING RIGHTS

The close of business on October 15, 2012, has been fixed as the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting or any postponement or adjournment thereof. As of the record date, we had outstanding 17,087,281 shares of common stock, par value $0.001 per share. Our common stock is our only outstanding voting security. As of the record date, we had 43 holders of record of our common stock.

A holder of common stock is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting. The nominees for director who receive a plurality of the votes cast by the holders of our common stock, in person or by proxy at the meeting, will be elected. Approval of the proposal to ratify the appointment of Weinberg & Company, P.A., as our independent accountants for the fiscal year ending June 30, 2013, and approval of the proposal to amend our 2007 Equity Compensation Plan to increase the maximum number of shares of our common stock that may be issued pursuant to awards granted thereunder from 1,500,000 to 3,000,000, requires the favorable vote of a majority of shares voted at the Annual Meeting or by proxy.

2

A quorum, which is a majority of the outstanding shares as of October 15, 2012, must be present to hold the Annual Meeting. A quorum is calculated based on the number of shares represented by the stockholders attending in person and by their proxy holders. Abstentions and broker non-votes will be included in the determination of shares present at the Annual Meeting for purposes of determining a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against these matters or deemed present or represented for determining whether stockholders have approved a proposal. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain “non-routine” matters, such as director elections, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities. Brokers may vote their clients’ shares on routine matters, such as the ratification of our independent registered public accounting firm.

Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All stockholders can vote by written proxy card. Your submission of the enclosed proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If you are a stockholder of record, you may revoke your proxy at any time before the Annual Meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person, provided that if your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Annual Meeting. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors.

3

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Proposal No. 1 is the election of five (5) directors to hold office for a period of one (1) year or until their respective successors have been duly elected and qualified. Our Amended and Restated Bylaws provide that the number of the directors of our company shall be not less than one (1) nor more than nine (9), as fixed from time-to-time by resolution of our Board of Directors. On November 5, 2010, our Board of Directors fixed the number of directors at five (5).

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Our Board of Directors proposes the election of the following nominees as directors:

Peter Derycz

Gen. Merrill McPeak

Scott V. Ogilvie

Janice Peterson

Gregory Suess

If elected, the foregoing five (5) nominees are expected to serve until the 2013 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

The principal occupation and certain other information about the nominees and certain executive officers are set forth on the following pages.

4

CURRENT DIRECTORS/DIRECTOR NOMINEES

The following table sets forth the name, age, position and date of appointment of each of our directors as of October 15, 2012.

Name	Age	Position	Date of Appointment
Peter Derycz	50	Chief Executive Officer, President and Chairman of the Board	January 6, 2006
Janice Peterson	64	Director, Head of Publisher Relations of Reprints Desk	July 1, 2006
Gen. Merrill McPeak (1)	76	Director	November 5, 2010
Scott V. Ogilvie (1)	58	Director	November 5, 2010
Gregory Suess (1)	40	Director	November 5, 2010

(1)	Member of Audit Committee, Compensation Committee and Nominating and Governance Committee.

Peter Derycz – Chief Executive Officer, President and Chairman of the Board

Mr. Derycz founded Reprints Desk, Inc. (“Reprints”) as its President in 2006. Mr. Derycz was a founder of Infotrieve, Inc. in 1989 and served as its President from February 2003 until September 2003. He served as the Chief Executive Officer of Puerto Luperon, Ltd. (Bahamas), a real estate development company, from January 2004 until December 2005. In January 2006, he was appointed to, and currently serves as a member of, the board of directors of Insignia Systems, Inc., a consumer products advertising company. Mr. Derycz received a B.A. in Psychology from the University of California at Los Angeles. Our Board of Directors believes that Mr. Derycz’ familiarity with our company’s day-to-day operations, his strategic vision for our company’s business and his past leadership and management experience make him uniquely qualified to serve as a director.

Janice Peterson – Director, Head of Publisher Relations of Reprints Desk

Ms. Peterson was Vice President for Content Development at Infotrieve, Inc. from 2000 to 2006 and Vice President for Publisher Relations and Content Development at RoweCom, formerly Faxon/Dawson, from 1997 to 2000. Ms. Peterson was at Academic Press (now Elsevier) for 14 years, where her last position was Fulfillment Director. Ms. Peterson is Past Chair of the Board of Directors for the National Information Standards Organization (NISO), and she is the past chair of the International Committee for EDI in Serials (ICEDIS). She has a degree in History from Whittier College and an M.A. in Asian Studies from California State College, San Diego. She joined Reprints in 2006. Our Board of Directors believes that Ms. Peterson should serve as a director due to her extensive industry-specific knowledge and business experience, including a familiarity with our company’s day-to-day operations.

General Merrill McPeak – Director

Gen. McPeak is President of McPeak and Associates, a company he founded in 1995. From 1990 until his retirement from active military service in late-1994, he was chief of staff of the U.S. Air Force. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense and the President. Gen. McPeak has been a director on the boards of a dozen publicly traded companies, including long service with the airline, TWA, and with the test and measurement company, Tektronix. He was for many years Chairman of the Board of ECC, International, until that company was acquired by Cubic Corporation. Currently, Gen. McPeak is a director of Del Global Technologies (OTC: DGTC.OB), Genesis Biopharma (GNDP.OB), and Miller Energy Resources, (NASDAQ: MILL). He is chairman of the board of Coast Plating, Inc., a California-based privately held provider of metal processing and finishing services and is a director of privately held NAVEX Global and Sensis Corp., a manufacturer of air defense radars and air traffic control equipment. Our Board of Directors concluded that Gen. McPeak should serve as a director in light of his demonstrated leadership abilities and years of experience serving on the boards of directors of numerous publicly traded corporations.

5

Scott V. Ogilvie – Director

Mr. Ogilvie is currently the President of AFIN International, Inc., a private equity/business advisory firm, which he founded in 2006. Additionally, Mr. Ogilvie is Co-Managing Member of Wirthlin Worldwide International and Wirthlin Worldwide Investors, private equity strategic advisory firms. From 2006 to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, a strategic advisory company that brought strategic partners, expertise and investment capital to the Middle East and North Africa. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and technology companies. Mr. Ogilvie currently also serves on the board of directors of Neuralstem, Inc. (NYSE AMEX:CUR), Preferred Voice Inc. (OTCBB:PRFV) and Genspera, Inc. (GNSZ; OTCBB). Mr. Ogilvie received a BSBA-Finance degree from the University of Denver (1976), and a Juris Doctor degree from the University of California, Hastings College of Law (1979). In light of Mr. Ogilvie’s financial and executive experience, including his experience having served as a director and audit committee member of several public companies, our Board of Directors believes it to be in our company’s best interests that Mr. Ogilvie serves as a director.

Gregory Suess – Director

Mr. Suess is a founding partner of ROAR, an entertainment and media focused management and consulting company formed in 2000. Since 1997, Mr. Suess has practiced with the law firm of Glaser, Weil, Fink, Jacobs, Howard & Shapiro, LLP, where he is currently Of Counsel and focuses on general corporate law, media and entertainment. Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University. Mr. Suess serves on the Boards of Directors of Wizard World, Inc. and Zac Brown’s non-profit, Camp Southern Ground, Inc. He is a member of the State Bar of California. The Board believes that Mr. Suess is a valuable addition to the Board due to his business and educational background in management and finance, including his experience as a director of other companies and as an owner and officer of multiple businesses.

OTHER EXECUTIVE OFFICERS

The following table sets forth the name, age, position and date of appointment of each of our other executive officers as of October 15, 2012.

Name	Age	Position	Date of Appointment
Alan Urban	44	Chief Financial Officer and Secretary	November 3, 2011
Scott Ahlberg	49	Head of Corporate Services of Reprints Desk	July 1, 2007

Alan Urban – Chief Financial Officer and Secretary

Mr. Urban has previously served in numerous senior management positions, including: from 2000 to 2004, Vice President of Finance and Treasurer for Infotrieve; from 2005 to 2006, Chief Financial Officer of a leading online poker company, where he led the global reorganization of the company and was responsible for positioning the company for listing on the London Stock Exchange; and from 2007 to 2009, Chief Financial Officer of ReachLocal (RLOC), an internet marketing company that ranked #1 on Deloitte’s Tech Fast 500 and was the first Internet company since Google’s appearance in 2004 to be ranked #1. Mr. Urban has also held positions as an audit and tax manager in public accounting, and as an internal auditor. He holds a BS in Business, with a concentration in Accounting Theory and Practice, from California State University, Northridge and has been a Certified Public Accountant (currently inactive) since 1998.

6

Scott Ahlberg – Head of Corporate Services of Reprints Desk

Mr. Ahlberg has many years of experience in content and startup businesses. Mr. Ahlberg started with Dynamic Information (EbscoDoc) in the 1980s, then went on to lead Sales and Marketing at Infotrieve, Inc. during many years of rapid growth in the 1990s. After leaving Infotrieve in 2005 Mr. Ahlberg provided consulting services to ventures in professional networking and medical podcasting. He joined Reprints Desk in 2006. His areas of expertise include strategic planning, operational innovation, copyright and content licensing, and quality management. Mr. Ahlberg has degrees from Stanford University (BA, 1984) and the University of London (MA, 1990).

FURTHER INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meetings. Our Board of Directors held five meetings during the fiscal year ended June 30, 2012. All directors then serving attended 75% or more of all of the meetings of our Board of Directors in the fiscal year ended June 30, 2012. While directors generally attend annual stockholder meetings, we have not established a specific policy with respect to members of our Board of Directors attending annual stockholder meetings.

Committees. Our Board of Directors currently has the following standing committees: Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee held four meetings and our Compensation Committee held one meeting during the fiscal year ended June 30, 2012. All directors then serving attended 75% or more of all the meetings of each committee of which they were a member in the fiscal year ended June 30, 2012.

Our Audit Committee currently consists of Messrs. Ogilvie (Chairman), McPeak and Suess. Our Board of Directors has determined that Mr. Ogilvie is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and that each member of our Audit Committee is able to read and understand fundamental financial statements and has substantial business experience that results in such member’s financial sophistication. Accordingly, our Board of Directors believes that each member of our Audit Committee has sufficient knowledge and experience necessary to fulfill such member’s duties and obligations on our Audit Committee. The primary purposes of our Audit Committee are to assist our Board of Directors in fulfilling its responsibility to oversee the accounting and financial reporting processes of our company and audits of our financial statements, including (i) reviewing the scope of the audit and all non-audit services to be performed by our independent accountant and the fees incurred by us in connection therewith, (ii) reviewing the results of such audit, including the independent accountant’s opinion and letter of comment to management and management’s response thereto, (iii) reviewing with our independent accountants our internal accounting principles, policies and practices and financial reporting, (iv) engaging our independent accountants and (v) reviewing our quarterly and annual financial statements prior to public issuance. The role and responsibilities of our Audit Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.deryczscientific.com.

Our Compensation Committee currently consists of Messrs. McPeak (Chairman), Ogilvie and Suess. The primary purposes of our Compensation Committee are to assist our Board of Directors in fulfilling its responsibility to determine the compensation of our executive officers and to approve and evaluate the compensation policies and programs of our company, including (i) reviewing the compensation packages of executive officers and making recommendations to our Board of Directors for said compensation packages, (ii) reviewing and approving proposed stock incentive grants and (iii) providing our Board of Directors with recommendations regarding bonus plans, if any. The role and responsibilities of our Compensation Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.deryczscientific.com.

7

The policies underlying our Compensation Committee’s compensation decisions are designed to attract and retain the best-qualified management personnel available. We routinely compensate our executive officers through salaries. At our discretion, we may reward executive officers and employees through bonus programs based on profitability and other objectively measurable performance factors. Additionally, we use stock options and other incentive awards to compensate our executives and other key employees to align the interests of our executive officers with the interests of our stockholders. In establishing executive compensation, our Compensation Committee evaluates compensation paid to similar officers employed at other companies of similar size in the same industry and the individual performance of each officer as it impacts our overall performance with particular focus on an individual’s contribution to the realization of operating profits and the achievement of strategic business goals. Our Compensation Committee further attempts to rationalize a particular executive’s compensation with that of other executive officers of our company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and incentive grants) are reviewed separately, compensation decisions are made based on a review of total compensation.

Our Nominating and Governance Committee currently consists of Messrs. Suess (Chairman), McPeak and Ogilvie. The primary purposes of our Nominating and Governance Committee are to (i) identify individuals qualified to become members of our Board of Directors and recommend to our Board of Directors the nominees for the next annual meeting of our stockholders and candidates to fill vacancies on our Board of Directors, (ii) recommend to our Board of Directors the directors to be appointed to committees of our Board of Directors and (iii) oversee the effectiveness of our corporate governance in accordance with regulatory guidelines and any other guidelines we establish, including evaluations of members of executive management, our Board of Directors and its committees. The role and responsibilities of our Nominating and Governance Committee are more fully set forth in a revised written Charter adopted by our Board of Directors on October 15, 2012, which is available on our website located at www.deryczscientific.com.

Our Nominating and Governance Committee’s methods for identifying candidates for election to our Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources - members of our Board of Directors; our executives; individuals personally known to the members of our Board of Directors; and other research. Our Nominating and Governance Committee may also, from time-to-time, retain one or more third-party search firms to identify suitable candidates.

A stockholder of our company may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws. In addition, the notice must be made in writing and set forth as to each proposed nominee who is not an incumbent Director (i) their name, age, business address and, if known, residence address, (ii) their principal occupation or employment, (iii) the number of shares of stock of our company beneficially owned, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person pursuant to which the nominations are to be made and (v) any other information concerning the nominee that must be disclosed respecting nominees in proxy solicitations pursuant to Rule 14(a) of the Exchange Act of 1934, as amended. The recommendation should be addressed to our Secretary.

Among other matters, our Nominating and Governance Committee:

1.	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board of Directors composition, taking into account the current members of our Board of Directors and the specific needs of our company and our Board of Directors;

2.	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to our management and operations, and confirms the appropriate level of interest of such candidates;

3.	Recommends qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of our Board of Directors; and

4.	Conducts appropriate inquiries into the background and qualifications of potential nominees.

Based on the foregoing, our Nominating and Governance Committee recommended for nomination and our Board of Directors nominated, Messrs. Derycz, McPeak, Ogilvie and Suess and Ms. Peterson for re-election as directors on our Board of Directors, subject to stockholder approval, for a one-year term ending on or around the date of the 2013 annual meeting of stockholders.

8

Board Leadership Structure and Role in Risk Oversight. Mr. Derycz serves as both our Chief Executive Officer and Chairman, and we do not have a lead independent director. Our Board of Directors determined that in light Mr. Derycz’s familiarity with our company’s day-to-day operations, his strategic vision for our company’s business and his past leadership and management experience, Mr. Derycz’s service as both our Chief Executive Officer and Chairman is appropriate to provide the authority necessary for Mr. Derycz to effectively lead our company through its current phase of growth. Our Board of Directors plays an active role, as a whole and also at the committee level, in overseeing management of our risks and strategic direction. Our Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the process by which our senior management and relevant employees assess and manage our exposure to, and management of, financial risks. Our Nominating and Governance Committee also manages risks associated with the independence of members of our Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Stockholder Communications. Holders of our securities can send communications to our Board of Directors via email to auditcommittee@deryczscientific.com or by telephoning the Chief Financial Officer at our principal executive offices, who will then relay the communications to our Board of Directors.

DIRECTOR INDEPENDENCE

Our Board of Directors currently consists of five members: Messrs. Derycz (Chairman), McPeak, Ogilvie and Suess and Ms. Peterson. Each director serves until our next annual meeting or until his or her successor is duly elected and qualified. We are not a “listed issuer” under Securities and Exchange Commission, or SEC, rules and are therefore not required to have separate committees comprised of independent directors. Our Board of Directors has determined that Gen. McPeak, Mr. Ogilvie and Mr. Suess are independent directors as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market. Gen. McPeak, Mr. Ogilvie and Mr. Suess are each members of the Audit Committee, Compensation Committee and Nominating and Governance Committee of our Board of Directors.

9

REPORT OF AUDIT COMMITTEE

The Audit Committee of our Board of Directors has furnished the following report:

Our Audit Committee currently operates under a revised written charter that was approved by our Board of Directors effective October 15, 2012, and previously operated under a written charter approved by our Board of Directors in November 2010. For the fiscal year ended June 30, 2012, our Audit Committee has performed, or has confirmed that our Board of Directors has performed, the duties of our Audit Committee, which is responsible for providing objective oversight of our internal controls and financial reporting process.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2012, our Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended June 30, 2012 with management and Weinberg & Company, P.A., or the Auditors, our independent auditors; and

•	Received written disclosures and the letter from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1. Our Audit Committee discussed with the Auditors their independence.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2012, our Audit Committee discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

Based on our Audit Committee’s review of our audited financial statements and discussions with management and the Auditors, our Audit Committee approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended June 30, 2012, for filing with the SEC.

AUDIT COMMITTEE

Scott V. Ogilvie
General Merrill McPeak
Gregory Suess

The information in this Audit Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or to be subject to Regulation 14A or 14C as promulgated by the Securities and Exchange Commission, or to the liabilities of Section 18 of the Exchange Act.

10

PROPOSAL NO. 2

INDEPENDENT ACCOUNTANTS

Proposal No. 2 is the ratification of the firm of Weinberg & Company, P.A., or Weinberg, as our independent accountants for the year ending June 30, 2013. Our Audit Committee recommended and our Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, Weinberg as our independent public accountant for the current fiscal year ending June 30, 2013. Representatives of Weinberg are expected to be present telephonically at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, at the Annual Meeting, representatives of Weinberg are expected to be available to respond to appropriate questions posed by our stockholders.

While there is no legal requirement that this proposal be submitted to stockholders, it will be submitted at the Annual Meeting nonetheless, as our Board of Directors believes that the selection of auditors to audit our consolidated financial statements is of sufficient importance to seek stockholder approval. If the majority of our stockholders present and entitled to vote at the Annual Meeting do not ratify the appointment of Weinberg as our auditors for the current fiscal year, Weinberg will continue to serve as our auditors for the current fiscal year, and our Audit Committee will engage in deliberations to determine whether it is in our best interest to continue Weinberg’s engagement as our auditors for the fiscal year ending June 30, 2013.

Weinberg is our principal independent public accounting firm. All audit work was performed by the full time employees of Weinberg. Our Audit Committee approves in advance all services performed by Weinberg, has considered whether the provision of non-audit services is compatible with maintaining Weinberg’s independence, and has approved such services.

The following table presents the aggregate fees for professional audit services and other services rendered by Weinberg in the fiscal years ended June 30, 2012 and 2011.

	Year Ended June 30, 2012	Year Ended June 30, 2011
Audit Fees	268,874	217,943
Audit Related Fees	—	—
Tax Fees	16,101	—
All Other Fees	—	—
Total	284,975	217,943

Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statement on Form S-1, including amendments thereto.

Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees consists of amounts billed for services other than those noted above.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT ACCOUNTANTS.

11

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO EQUITY COMPENSATION PLAN

Proposal No. 3 is the approval of an amendment to the Derycz Scientific, Inc. 2007 Equity Compensation Plan, or 2007 Plan, to increase from 1,500,000 to 3,000,000 the number of shares of our common stock available for issuance pursuant to equity awards granted thereunder, or the Plan Amendment. A copy of the text of the Plan Amendment is attached to this Proxy Statement as Appendix A. The Plan Amendment is being submitted to our stockholders for approval.

Our Board of Directors believes that the continued growth of our company depends upon its ability to retain and motivate key employees and directors, and that equity incentive awards are an important means of retaining and motivating talented employees and directors. Previously, the 2007 Plan authorized a total of 1,500,000 shares of our common stock for issuance to eligible participants. In order to ensure that we may continue to retain and motivate key employees and directors who are expected to contribute to our success, on October 15, 2012, our Board of Directors approved an amendment to the 2007 Plan to increase to 3,000,000 the number of shares of our common stock available for issuance pursuant to awards granted thereunder.

Summary of the 2007 Equity Compensation Plan

The following summary briefly describes the principal features of the 2007 Plan, and is qualified in its entirety by reference to the full text of the 2007 Plan.

Administration. The 2007 Plan is administered by our Compensation Committee, or if no such committee is formed, our Board of Directors. Our Compensation Committee has the authority to select the eligible participants to whom awards will be granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. Our Compensation Committee is authorized to interpret the 2007 Plan, to establish, amend, and rescind any rules and regulations relating to the 2007 Plan, to determine the terms of agreements entered into with recipients under the 2007 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2007 Plan.

Eligibility. All employees, directors and individuals providing services to our company or its subsidiaries are eligible to participate in the 2007 Plan.

Shares Subject to Plan. Subject to adjustment as described herein, the number of shares of common stock that would be available for grant of awards under the 2007 Plan is 3,000,000, less 1,469,231 shares of common stock that already have been issued or that are underlying outstanding awards. There are no additional shares of common stock that have been reserved for issuance pursuant to outstanding awards under the 2007 Plan.

Stock Option and SAR Grants. The exercise price per share of common stock purchasable under any stock option or stock appreciation right (SAR) will be determined by our Compensation Committee, but cannot in any event be less than 100% of the fair market value of our common stock on the date the option is granted. Our Compensation Committee will determine the term of each stock option or SAR (subject to a maximum of 10 years) and each stock option or SAR will be exercisable pursuant to a vesting schedule determined by our Compensation Committee. The grants and the terms of, incentive stock options, or ISOs, shall be restricted to the extent required for qualification as ISOs by the Internal Revenue Code, or the Code. Subject to approval of our Compensation Committee, stock options or SARs may be exercised by payment of the exercise price in cash, shares of our common stock, which have been held for at least six months, or pursuant to a “cashless exercise” through a broker-dealer under an arrangement approved by us. We may require the grantee to pay to us any applicable withholding taxes that we are required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, our Compensation Committee may permit the grantee to satisfy such obligations by the withholding or delivery of shares of our common stock. We may withhold from any shares of our common stock issuable pursuant to a stock option or SAR or from any cash amounts otherwise due from us to the recipient of the award an amount equal to such taxes.

12

Stock Grants. Shares may be sold or awarded for consideration and with our without restriction as determined by the Compensation Committee, including cash, full-recourse promissory notes, as well as past and future services. Any award of shares will be subject to the vesting schedule, if any, determined by the Compensation Committee. In general, holders of shares sold or awarded under the 2007 Plan will have the same voting, dividend and other rights as our other stockholders. As a condition to the purchase of shares under the 2007 Plan, the purchaser will make such arrangements as our Compensation Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

Adjustments. In the event of any change affecting the shares of our common stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to stockholders other than cash dividends, our Board of Directors will make such substitution or adjustment in the aggregate number of shares that may be distributed under the 2007 Plan and in the number and option price (or exercise or purchase price, if applicable) as it deems to be appropriate in order to maintain the purpose of the original grant.

Termination of Service. If a participant’s service to our company terminates on account of death or disability, then the participant’s unexercised options, if exercisable immediately before the participant’s death, disability or retirement, may be exercised in whole or in part, on the earlier of the date on which such stock option would otherwise expire and one year after the event. If a participant’s service to us terminates for any other reason, then the participant’s unexercised options, to the extent exercisable immediately before such termination, will remain exercisable, and may be exercised in whole or in part, for a period ending on the earlier of the date on which such stock option would otherwise expire and three months after such termination of service.

Amendment and Termination. Our Board of Directors may, at any time, alter, amend, suspend, discontinue, or terminate the 2007 Plan; provided that such action shall not adversely affect the right of grantees to stock awards or stock options previously granted and no amendment, without the approval of our stockholders, shall increase the maximum number of shares which may be awarded under the 2007 plan in the aggregate, materially increase the benefits accruing to grantees under the 2007 Plan, change the class of employees eligible to receive options under the 2007 Plan, or materially modify the eligibility requirements for participation in the 2007 Plan.

U.S. Tax Consequences

The following is a general discussion of the principal United States federal income tax consequences of “incentive stock options” within the meaning of Section 422 of the Code, “non statutory stock options” and restricted stock awards, based upon the Code, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 2007 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

Stock option grants under the 2007 Plan may be intended to qualify as incentive stock options under Section 422 of the Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option, and a deduction is not taken by us. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We will be entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

13

Restricted stock also is governed by Section 83 of the tax code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (it becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then usually at capital gain rates when the shares are sold (long-term capital gain rates if the shares are held for more than a year).

The American Jobs Creation Act of 2004 added Section 409A to the tax code. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it does not affect our ability to deduct deferred compensation.

Section 409A applies to restricted stock units, performance units, and performance shares. Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur. If grants under such plans do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants.

Section 409A does not apply to incentive stock options, non-qualified stock options (that are not issued at a discount), and restricted stock, provided that there is no deferral of income beyond the vesting date. Section 409A also does not cover SARs and stock options if they are issued by a public company on its traded stock, the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights with respect to SARs are settled in such stock, and there are not any features that defer the recognition of income beyond the exercise date.

Effect of Section 16(b) of the Securities Exchange Act of 1934

The acquisition and disposition of our common stock by officers, directors and more than 10% stockholders (referred to as insiders) pursuant to awards granted to them under the 2007 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934, or Section 16(b). Pursuant to Section 16(b), a purchase of common stock by an insider within six months before or after a sale of common stock by the insider could result in recovery by us of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 2007 Plan is designed to comply with Rule 16b-3.

New Plan Benefits

Because awards under the 2007 Plan are discretionary, benefits or amounts that will hereinafter be received by or allocated to our chief executive officer, the named executive officers, all current executive officers as a group, the directors as a group, and all employees who are not executive officers, are not presently determinable. No awards that are contingent upon obtaining stockholder approval of the Plan Amendment have been made under the 2007 Plan.

Required Vote

The approval of the amendment to the 2007 Plan will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting with respect to such proposal. Our Board of Directors is of the opinion that the Plan Amendment is in the best interests of our company and its stockholders and recommends a vote for the approval of the Plan Amendment. All proxies will be voted to approve the Plan Amendment unless a contrary vote is indicated on the enclosed proxy card.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT TO THE 2007 PLAN.

14

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, as to our Chief Executive Officer and as to each of our other two most highly compensated executive officers whose compensation exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to us in all capacities for our last two fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Peter Derycz	2012	240,000	—	—		5,296	245,296
Chief Executive Officer, President and Chairman of the Board	2011	240,000	—	—		4,285	244,285

Alan Urban	2012	104,906	—	125,000	(1)	3,786	233,692
Chief Financial Officer and Secretary	2011	—	—	—		—	—

Scott Ahlberg	2012	60,000	281,000	—		6,983	347,983
Head of Corporate Services of Reprints Desk	2011	60,000	144,000	—		9,068	213,068

(1) Represents the grant date fair value of options granted on March 5, 2012 to purchase 125,000 shares of common stock at an exercise price of $1.30. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 0.8%; volatility of 144%; expected term of 6 years; and no dividend yield. All of the stock options vest quarterly over a three year period and expire on March 5, 2022.

Employment Agreements

Employment Agreement dated July 1, 2010, between our Company and Peter Derycz

On July 1, 2010, we entered into an executive employment agreement with Mr. Derycz. Under the terms of the executive employment agreement, Mr. Derycz has agreed to serve as Chief Executive Officer and as a director of the Company on an at-will basis. The term of the agreement ends on June 30, 2013. The agreement provides for an initial base salary of $240,000 per year. No part of Mr. Derycz’s salary is allocated to his duties as a director of our company.

The agreement contains provisions that prohibit Mr. Derycz from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Derycz of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Derycz will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Derycz may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Employment Agreement dated November 3, 2011, between our Company and Alan Urban

On October 25, 2011, we entered into an executive employment agreement with Mr. Urban. Under the terms of the executive employment agreement, Mr. Urban has agreed to serve as our Chief Financial Officer on an at-will basis. The term of the agreement ends on June 30, 2013. The agreement provides for an initial base salary of $150,000 per year and eligibility to receive bonuses at the discretion of the Board of Directors of our company. Effective June 1, 2012 Mr. Urban’s base salary was increased to $175,000 per year.

15

The agreement contains provisions that prohibit Mr. Urban from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Urban of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Urban will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Urban may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Employment Agreement dated July 1, 2010, between our Company and Scott Ahlberg

On July 1, 2010, we entered into an executive employment agreement with Mr. Ahlberg. Under the terms of the executive employment agreement, Mr. Ahlberg has agreed to serve as Head of Corporate Services of Reprints Desk on an at-will basis. The term of the agreement ends on June 30, 2013. The agreement provides for an initial base salary of $60,000 per year. In addition to base salary Mr. Ahlberg is entitled to commissions, with a guaranteed advance on the commissions of $40,000 per year.

On July 1, 2012, the employment agreement was amended increasing Mr. Ahlberg’s base salary to $165,000 per year, and eliminating all commission provisions of the agreement.

The agreement contains provisions that prohibit Mr. Ahlberg from soliciting our customers or employees during his employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Ahlberg of our confidential information and assign ownership to us of inventions related to our business that are created by him during his employment. We may terminate the agreement at any time, with or without cause. Mr. Ahlberg will be eligible to receive an amount equal to three (3) months of his then-current base salary payable in the form of salary continuation if he is terminated without cause. Mr. Ahlberg may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

Employment Agreement dated July 1, 2010, between our Company and Janice Peterson

On July 1, 2010, we entered into an executive employment agreement with Ms. Peterson. Under the terms of the executive employment agreement, Ms. Peterson has agreed to serve as the Head of Publisher Relations of Reprints Desk and as a director of our company on an at-will basis. The term of the agreement ends on June 30, 2013. The agreement provides for an initial base salary of $125,000 per year. No part of Ms. Peterson's salary is allocated to her duties as a director of our company. Effective June 1, 2012 Ms. Peterson’s base salary was increased to $135,000 per year.

The agreement contains provisions that prohibit Ms. Peterson from soliciting our customers or employees during her employment with us and for one year afterward. The agreement also contains provisions that restrict disclosure by Ms. Peterson of our confidential information and assign ownership to us of inventions related to our business that are created by her during her employment. We may terminate the agreement at any time, with or without cause. Ms. Peterson will be eligible to receive an amount equal to three (3) months of her then-current base salary payable in the form of salary continuation if she is terminated without cause. Ms. Peterson may terminate the agreement at any time, with or without reason, upon four weeks’ advance written notice.

16

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding options held by our named executive officers as of the end of our fiscal year ended June 30, 2012.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Peter Derycz	—		—		—	—
Alan Urban	66,667	(1)	33,333	(1)	1.02	7/27/2020
Alan Urban	20,833	(2)	104,167	(2)	1.30	3/5/2022
Scott Ahlberg	75,000	(3)	—		1.50	12/21/2017
Scott Ahlberg	75,000	(4)	—		1.00	5/28/2019
Scott Ahlberg	13,333	(5)	6,667	(5)	1.02	7/27/2020

(1)	All of the stock options were granted on July 27, 2010, vest quarterly over a three year period, and expire on July 27, 2020.
(2)	All of the stock options were granted on March 5, 2012, vest quarterly over a three year period, and expire on March 5, 2022.
(3)	All of the stock options were granted on December 21, 2007, vest upon grant, and expire on December 21, 2017.
(4)	All of the stock options were granted on May 28, 2009, vest upon grant, and expire on May 28, 2019.
(5)	All of the stock options were granted on July 27, 2010, vest quarterly over a three year period, and expire on July 27, 2020.

Director Compensation

The following table presents information regarding compensation paid to our non-employee directors for our fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Warrant and Option Awards ($)		All Other Compensation ($)		Total ($)
Peter Derycz	—	—		245,296	(1)	245,296
General Merrill McPeak	12,000	53,924	(2)	—		65,924
Scott V. Ogilvie	12,000	53,924	(2)	—		65,924
Janice Peterson	—	—		137,530	(3)	137,530
Gregory Suess	12,000	53,924	(2)	—		65,924

(1)	Mr. Derycz received no compensation for his services as a director of our company. Other compensation represents the following amounts paid to Mr. Derycz for his services as an employee of our company: salary in the amount of $240,000 and other compensation in the amount of $5,296.
(2)	Represents the grant date fair value of warrants granted on December 19, 2011 to purchase 50,000 shares of common stock at an exercise price of $1.19. The grant date fair value was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 1.95%; volatility of 148%; expected term of 4 years; and no dividend yield. All of the warrants vested immediately and expire on December 19, 2021.

(3)	Ms. Peterson received no compensation for her services as a director of our company. Other compensation represents the following amounts paid to Ms. Peterson for her services as an employee of our company: salary in the amount of $125,833 and other compensation in the amount of $11,697.

17

In fiscal 2012, non-employee directors of our company received $12,000 for attending meetings and serving on our Board of Directors. Since November 2010, non-employee directors of our company have each received warrants to purchase 50,000 shares of our common stock on an annual basis. We expect to compensate our non-employee directors with options to purchase our common stock going forward. Compensation payable to non-employee directors may be adjusted from time to time, as approved by our Board of Directors.

Indemnification of Directors and Executive Officers and Limitation of Liability

We are a Nevada Corporation. The Nevada Revised Statutes and certain provisions of our Amended and Restated Bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our Amended and Restated Bylaws and to the statutory provisions.

In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board of Directors, by legal counsel, or by a vote of our stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered in the future or pursuant to a vote of stockholders or directors. The Nevada Revised Statutes also grant us the power to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

We have not entered into separate indemnification agreements with our directors and executive officers.

A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification by us is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our common stock as of October 15, 2012 by:

•	each of our executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October 15, 2012 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The information presented in this table is based on 17,087,281 shares of our common stock outstanding on October 15, 2012. Unless otherwise indicated, the address of each of the executive officers, directors and more than 5% stockholders named below is c/o Derycz Scientific, Inc., 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Executive Officers and Directors:
Peter Derycz (1)	4,000,000	23.4%
Chief Executive Officer, President and Chairman of the Board
Alan Urban (2)	154,422	*
Chief Financial Officer and Secretary Scott Ahlberg (3)	176,810	1.0%
Head of Corporate Services of Reprints Desk Janice Peterson (4)	190,000	1.1%
Head of Publisher Relations of Reprints Desk, Director
General Merrill McPeak (5)	100,000	*
Director
Scott V. Ogilvie (5)	100,000	*
Director
Gregory Suess (5)	100,000	*
Director
Directors and officers as a group (7 persons) (6)	4,821,232	28.2%

5% Stockholders:
Bristol Investment Fund, Ltd (7) (8).	2,987,500	17.5%
Bristol Capital, LLC (7) (9)	1,760,910	10.3%

*	Less than 1%

19

(1)	Includes 400,000 shares owned by the wife of Mr. Derycz and 4,905 shares owned by each of the four children of Mr. Derycz.

(2)	Includes options to purchase 75,000 shares of common stock at an exercise price of $1.03, and options to purchase 31,250 shares of common stock at an exercise price of $1.30, exercisable within 60 days of October 15, 2012.

(3)	Includes options to purchase 75,000 shares of common stock at an exercise price of $1.50, options to purchase 75,000 shares of common stock at an exercise price of $1.00, and options to purchase 15,000 shares of common stock at an exercise price of $1.02, exercisable within 60 days of October 15, 2012.

(4)	Includes options to purchase 85,000 shares of common stock at an exercise price of $1.50, options to purchase 75,000 shares of common stock at an exercise price of $1.00, and options to purchase 30,000 shares of common stock at an exercise price of $1.02, exercisable within 60 days of October 15, 2012.

(5)	Includes warrants to purchase 50,000 shares of common stock at an exercise price of $1.25, and warrants to purchase 50,000 shares of common stock at an exercise price of $1.19, exercisable within 60 days of October 15, 2012.

(6)	Includes 561,291 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable within 60 days of October 15, 2012.

(7)	Paul Kessler exercises investment and voting control over the shares held by Bristol Investment Fund, Ltd. and Bristol Capital, LLC. Mr. Kessler is the brother-in-law of Peter Derycz.

(8)	Includes warrants to purchase 162,500 shares of common stock at an exercise price of $2.00 per share, exercisable within 60 days of October 15, 2012.

(9)	Diana Derycz-Kessler is a member of Bristol Capital, LLC, the spouse of Paul Kessler and the sibling of Peter Derycz.

20

Equity Compensation Plan Information

In December 2007, we established the 2007 Equity Compensation Plan (the “Plan”). The Plan was approved by our Board of Directors and security holders holding a majority of the shares of our common stock outstanding. The purpose of the Plan is to grant stock and stock options to purchase our common stock to our employees, directors and consultants. The total amount of shares subject to the Plan as of June 30, 2012 was 1,500,000 shares. As of October 15, 2012, we had granted 1,469,231 options under the Plan. The following table provides information as of June 30, 2012 with respect to the Plan, which is the only compensation plan under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2007 Equity Compensation Plan)	1,471,167	$1.27	28,833

Equity compensation plans not approved by security holders (Warrants)	1,143,918	$1.87	—

Total	2,615,085	$1.53	28,833

21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Officers and Directors

Other than the employment agreements described above in “Executive Compensation,” since July 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

•	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years; and

•	in which any director, executive officer, stockholder who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Director Independence

Our Board of Directors currently consists of five members: Messrs. Derycz, McPeak, Ogilvie and Suess and Ms. Peterson. We are not a “listed issuer” under SEC rules. Our board of Directors has determined that Messrs. McPeak, Ogilvie and Suess are “independent” as that term is defined in the applicable rules for companies traded on the NASDAQ Stock Market.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish our company with copies of all Section 16(a) forms they file. Our review of copies of the Section 16(a) reports filed during the fiscal year ended June 30, 2012 indicates that all filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with except as follows: Messrs. Urban, McPeak, Ogilvie and Suess each failed to timely file a Form 4 reporting one transaction.

STOCKHOLDER PROPOSALS

In order for a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2013 annual meeting of stockholders, the written proposal must be received by us no later than July 1, 2013, and should contain the information required by our Amended and Restated Bylaws. If the date of next year’s annual meeting is moved more than 30 days before or after November 15, 2013, the first anniversary of this year’s Annual Meeting, the deadline for inclusion of proposals in our Proxy Statement is instead a reasonable time before we begin to print and mail our proxy materials for next year’s meeting. Any proposals will also need to comply with Rule 14a-8 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to our Secretary at our principal executive offices.

If you intend to present a proposal at our 2013 annual meeting of stockholders and the proposal is not intended to be included in our Proxy Statement relating to that meeting, you must give us advance notice of the proposal in accordance with our Amended and Restated Bylaws. Pursuant to our Amended and Restated Bylaws, in order for a stockholder proposal to be deemed properly presented in these circumstances, a stockholder must deliver notice of the proposal to our Secretary, at our principal executive offices, from and after July 1, 2013 through September 14, 2013. However, if the date of our 2013 annual meeting of stockholders is more than 30 days before or after November 15, 2013, the first anniversary of this year’s Annual Meeting, stockholders must give us notice of any stockholder proposals after the 120th day prior to next year’s annual meeting and before the 90th day prior to next year’s annual meeting, or, if later, the 10th day following the day on which we first make public announcement of the date of next year’s annual meeting. If a stockholder does not provide us with notice of a stockholder proposal in accordance with the deadlines described above, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

22

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Proxy Statement and an annual report to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker or other holder.

Copies of this Proxy Statement and our annual report are available promptly by calling (310) 477-0354, or by writing to Derycz Scientific, Inc., 5435 Balboa Boulevard, Suite 202, Encino, California 91316. If you are receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling (310) 477-0354, or writing to Derycz Scientific, Inc., Attention: Investor Relations, 5435 Balboa Boulevard, Suite 202, Encino, California 91316.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

23

Appendix A

Amendment No. 1 to

Derycz Scientific, Inc.

2007 Equity Compensation Plan

This Amendment No. 1 (this “Amendment”) to Derycz Scientific, Inc. 2007 Equity Compensation Plan (the “2007 Plan”), is effective as of November 15, 2012, by action of the Board of Directors and the Stockholders of Derycz Scientific, Inc., a Nevada corporation (the “Company”). All undefined terms used herein shall have the meaning set forth in the 2007 Plan.

1.            Paragraph 3 of Part I of the 2007 Plan is hereby amended and restated in its entirety to read as follows:

“3.           Shares of Stock Subject to the Plan. Subject to the provisions of Paragraph 2 of Part VI of the Plan, the Stock which may be issued or transferred pursuant to Stock Options and Stock Awards granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed Three Million (3,000,000) shares in the aggregate. If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Stock which are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options. There shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of an Incentive Stock Option reduces the number of shares of Stock for which an outstanding Non-Qualified Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option which provide that the exercise of a Non-Qualified Stock Option reduces the number of shares of Stock for which an outstanding Incentive Stock Option may be exercised.”

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on October 15, 2012.

Executed as of November 15, 2012	DERYCZ SCIENTIFIC, INC.

By:
Peter Derycz
Chief Executive Officer, President and
Chairman of the Board

DERYCZ SCIENTIFIC, INC.

November 15, 2012

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

ââ

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK AS SHOWN HERE

1. TO ELECT THE FOLLOWING SIX NOMINEES AS DIRECTORS:

PETER DERYCZ

MERRILL MCPEAK

SCOTT OGILVIE

JANICE PETERSON

GREGORY SUESS

_______ FOR NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW)

_______ WITHHELD

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below:)

 ——————————————————————-

The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

2. TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A., AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

____ FOR ____ AGAINST ____ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DERYCZ SCIENTIFIC, INC.

The undersigned revokes any other proxy to vote at such Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

This Proxy will be voted in accordance with the instructions set forth above. Where a vote is not specified, the proxies will vote the shares represented by the proxy “FOR” Proposals 1, 2 and 3 and as said proxy shall deem advisable on such other business as may come before the Meeting, unless otherwise directed.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement dated October 29, 2012 relating to the Meeting.

Please check here if you plan to attend the meeting. ☐

3. TO APPROVE AN AMENDMENT TO THE DERYCZ SCIENTIFIC INC, 2007 EQUITY COMPENSATION PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED THEREUNDER FROM 1,500,000 TO 3,000,000.

____ FOR ____ AGAINST ____ ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DERYCZ SCIENTIFIC, INC.

Proxy for Annual Meeting of Stockholders

The undersigned, a stockholder of Derycz Scientific, Inc., a Nevada corporation (the “Company”), hereby appoints PETER DERYCZ and ALAN URBAN or either of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on November 15, 2012 and any postponements or adjournments thereof, and in connection herewith to vote and represent all of the shares of the Company which the undersigned would be entitled to vote as follows:

(Continued and to be signed on the reverse side)